UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

200 Liberty Street, 14th Floor, New York, New York 10281
(Address of principal executive offices, including zip code)

646-992-2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Class A, par value $0.01	TERP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 17, 2020, TerraForm Power, Inc. (“TerraForm Power” or the “Company”) issued a press release announcing the reporting of its financial results for the fiscal year and quarter ended December 31, 2019. The press release also reported certain financial and operating metrics of the Company as of or for the years and quarters ended December 31, 2019 and 2018. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Ms. Valerie Hannah as Chief Operating Officer

On March 16, 2020, Ms. Valerie Hannah resigned from her position as Chief Operating Officer of the Company, effective as of that same date. Ms. Hannah is assuming a role with the Company’s sponsor, Brookfield Asset Management Inc. (“Brookfield”).

Appointment of Mr. Kimball Osmars as Chief Operating Officer

On March 16, 2020, the Company’s Board of Directors appointed Mr. Kimball Osmars as Chief Operating Officer of the Company, effective March 17, 2020.

Mr. Osmars has over 35 years of operating experience and expertise, having previously held a number of leadership roles with the Company and Brookfield Renewable Partners L.P. (“Brookfield Renewable”), an affiliate of Brookfield.  Mr. Osmars joined the Company in October 2017 as Senior Vice President of Operations. Prior to this, Mr. Osmars was held various roles with Brookfield Renewable, most recently as Senior Vice President of Business Development from June 2016 to October 2017 and as Regional Chief Operating Officer– West from May 2014 to June 2016.  Mr. Osmars holds a Bachelor of Science degree from Lakehead University and a Masters of Business Administration from York University.

Item 7.01	Regulation FD.

On March 16, 2020, the Company posted presentation materials regarding the proposed transaction with Brookfield Renewable to the Investors section of its website at www.terraformpower.com. A copy of this presentation is furnished herewith as Exhibit 99.2.

On March 17, 2020, the Company posted presentation materials regarding its financial results for the fiscal year and quarter ended December 31, 2019 to the Investors section of its website at www.terraformpower.com, which were made available in connection with a previously announced March 17, 2020 investor conference call. A copy of this presentation is furnished herewith as Exhibit 99.3.

On March 17, 2020, the Company posted a letter to shareholders regarding its financial results for the fiscal year and quarter ended December 31, 2019 to the Investors section of its website at www.terraformpower.com. A copy of this letter is furnished herewith as Exhibit 99.4.

Item 8.01.	Other Events.

Announcement of Transaction with Brookfield Renewable

On March 16, 2020, the Company and Brookfield Renewable issued a press release announcing that on March 16, 2020, in connection with the previously announced unsolicited and non-binding proposal from Brookfield Renewable, the Company and Brookfield Renewable and certain of their affiliates have entered into a definitive agreement (the “Reorganization Agreement”) for Brookfield Renewable to acquire all of the outstanding shares of Class A common stock (“Common Stock”) of TerraForm Power, other than the 62% currently owned by Brookfield Renewable and its affiliates (the transactions contemplated by the Reorganization Agreement, the “Transactions”).   Pursuant to the Reorganization Agreement, each holder of a share of Common Stock that is issued and outstanding immediately prior to the consummation of the Transactions will receive, at each such shareholder’s election, 0.381 of a Brookfield Renewable limited partnership unit or of a Class A exchangeable subordinate voting share of Brookfield Renewable Corporation, a Canadian subsidiary of Brookfield Renewable which is expected to be publicly listed as of the consummation of the Transactions.  The Special Committee of the Company’s Board of Directors, comprised solely of non-executive, independent and disinterested directors of TerraForm Power, has unanimously recommended that TerraForm Power’s unaffiliated shareholders approve the Transactions. Consummation of the Transactions is subject to the non-waivable approval of a majority of TerraForm Power’s shareholders not affiliated with Brookfield Renewable, receipt of required regulatory approvals and other customary closing conditions.  A copy of the press release is furnished herewith as Exhibit 99.5.

Quarterly Distribution

On March 16, 2020, the Company’s Board of Directors declared a quarterly distribution with respect to the Company’s Common Stock of $0.2014 per share. The distribution is payable on March 31, 2020 to shareholders of record as of March 27, 2020.

The information in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibits 99.1. 99.2, 99.3, 99.4 and 99.5 shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Note Regarding Non-GAAP Financial Measures.

In the attached exhibits, the Company discloses items not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), or non-GAAP financial measures (as defined in Regulation G promulgated by the U.S. Securities and Exchange Commission). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in the attached exhibits.

Cautionary Note Regarding Forward-Looking Statements.

Except for historical information contained in this Current Report on Form 8-K and the press releases, presentations and letter attached as exhibits hereto, this Current Report on Form 8-K and the press releases, presentations and letter contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press releases and presentations regarding these forward-looking statements.

Additional Information and Where to Find It

This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the Securities and Exchange Commission (the “SEC”). Any solicitation will only be made through materials filed with the SEC. Nonetheless, this communication may be deemed to be solicitation material in respect of the Transactions by Brookfield Renewable and TerraForm Power. Brookfield Renewable and Brookfield Renewable Corporation (“BEPC”) expect to file relevant materials with the SEC, including a registration statement on Form F-4 that will include a proxy statement of TerraForm Power that also constitutes a prospectus of Brookfield Renewable and BEPC (the “F-4”). This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Brookfield Renewable, BEPC or TerraForm Power may file with the SEC or send to shareholders in connection with the transaction. SHAREHOLDERS OF TERRAFORM POWER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC (IF AND WHEN THEY BECOME AVAILABLE), INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.

Investors and security holders will be able to obtain copies of the F-4, including the proxy statement/prospectus, and other documents filed with the SEC (if and when available) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Terraform Power will be made available free of charge on Terraform Power’s website at www.terraformpower.com. Copies of documents filed with the SEC by Brookfield Renewable and BEPC will be made available free of charge on Brookfield Renewable’s website at bep.brookfield.com. Such documents are not currently available.

Participants in Solicitation

TerraForm Power and its directors and executive officers, BEPC and its directors and executive officers, and Brookfield Renewable and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of TerraForm Power common stock in respect of the Transactions. Information about the directors and executive officers of TerraForm Power is set forth on its website at www.terraformpower.com. Information about the directors and executive officers of Brookfield Renewable is set forth on its website at bep.brookfield.com. Information about the directors and executive officers of BEPC will be set forth on its preliminary Form F-1. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the Transactions when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-solicitation

No securities regulatory authority has either approved or disapproved of the contents of this communication. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statement and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated March 17, 2020, titled “TerraForm Power Reports Fourth Quarter and Full Year 2019 Results”
99.2	Presentation materials, dated March 16, 2020, regarding proposed merger with Brookfield Renewable
99.3	Presentation materials, dated March 17, 2020, titled “2019 Supplemental Information”
99.4	Letter to Shareholders, dated March 17, 2020
99.5	Press release, dated March 16, 2020, titled “Brookfield Renewable and TerraForm Power Enter into a Definitive Merger Agreement”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRAFORM POWER, INC.

Date: March 17, 2020	By:	/s/ William Fyfe
	Name:	William Fyfe
	Title:	General Counsel